UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2014

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Level 21, Tower B, Jia Ming Center
No. 27 Dong San Huan North Road
Chaoyang District, Beijing, China 100020

(Address of principal executive offices)

Registrant’s telephone number, including area code:

+ 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2014, General Steel Holdings, Inc., a Nevada corporation (the “Company”) received a notice (the “NYSE Notice”) from NYSE Regulations, Inc. that it is not in compliance with the continued listing standard set forth in Section 802.01C of the Listed Company Manual (“Section 802.01C”) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is based on the average closing price of the Company’s common stock being less than $1.00 over a consecutive 30 trading-day period. On January 15, 2014, the Company also issued a press release announcing, among other things, its receipt of the NYSE Notice.

In accordance with NYSE procedures, the Company has six months from the date of receipt of the NYSE Notice to achieve compliance with the continued listing standards of Section 802.01C. The Company’s common stock will continue to be listed and traded on the NYSE during this six month cure period, subject to NYSE’s discretion. In the event that the Company fails to achieve compliance with the continued listing standards of Section 802.01C by the expiration of the six month cure period, the NYSE will commence suspension and delisting procedures.

The Company has provided the NYSE with the required response, stating its intent to cure this deficiency. The Company’s common stock remains listed on the NYSE under the symbol “GSI,” but will continue to be assigned a “.BC” indicator by the NYSE to signify that the Company is not currently in compliance with the NYSE’s continued listing standards.

ITEM 8.01. OTHER EVENTS.

On January 15, 2014, the Company issued a press release pertaining to the NYSE Notice referenced above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on January 15, 2014

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: January 15, 2014